Exhibit 99(a), Form
                                                           10-K Kansas City Life
                                                           Insurance Company







                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C. 20549


                                      FORM 11-K







            [ ]             ANNUAL REPORT PURSUANT TO SECTION 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]
                          For the fiscal year ended December 31, 1994



                                         OR



            [ ]        TRANSITION REPORT PURSUANT TO SECTION 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED] For the transition period from __________ to ___________



                           Commission File Number 2-40764



         A. Kansas City Life Insurance Company Savings and Investment Plan 3520 Broadway
             Kansas City, Missouri 64111-2565



         B.  Kansas City Life Insurance Company
             3520 Broadway
             Kansas City, Missouri 64111-2565